September 2006 EXHIBIT 99.1

Certain information contained herein includes information
that is forward-looking. The matters referred to in forward-
looking statements may be affected by the risks and
uncertainties involving the Company’s business. These
forward-looking statements are qualified in the entirety by
cautionary statements contained in the Company’s Securities
and Exchange Commission filings. The Company disclaims
any obligation to update these forward-looking statements.

Hooper Holmes ~ Who We Are
•
#1 provider of health
information services for the life
and health insurance industry
•
Leading provider of
Independent Medical
Examinations (IME) for casualty
and property insurance
•
More than 250 locations in all
fifty states and U.K.
•
Long-standing customer
relationships with top the 100
insurers
•
New leadership team
•
(AMEX: HH)
$38.5 M
12%
$281.8 M
88%
Health Information Division
Claims Evaluation Division
2005 Revenues

HOOPER HOLMES

Portamedic

medicals direct GROUP

Infolink

A SERVICE OF HOOPER HOLMES, INC.

HERITAGE LABS

D&D ASSOCIATES

I.M.E. Consultants

MEG

ALLEGIANCE HEALTH

A Look Inside… Health Information Division Claims Evaluation Division MAAS 4

Investment Highlights
• #1 market position in core businesses
• Emerging leader in workers compensation
independent medical examinations
• International presence
• Loyal base of blue-chip clients
• Strong balance sheet with no debt
• Committed and talented group of employees
• Strategic review underway to reduce costs, improve
operational performance and build for the future
• Opportunity to leverage core skills of providing
medical services in growth markets

An Industry in Transition…
•
Consolidation
•
Competition from banks and larger carriers
•
Downward trends in life insurance rates
•
Underwriter customers under pressure
•
Demand for higher value-added products
•
Reinsurers increasing demand for process effectiveness
…Creates Opportunity for HH
The Market

Long-Standing Relationships with
Blue-Chip Customers
•
Retained 42 of top 45 clients over last 25 years
•
Market leader with approximately 45% of the
Portamedic market share in the U.S.
•
Almost all major U.S. and U.K. life insurance
companies are customers

1.
Identify cost savings and opportunities
• Customer focused approach
2.
Deliver maximum efficiency across the business
• Examine each function within each division
• Process improvement, service enhancement,
staffing levels, reinvestment criteria
• Identify new opportunities to leverage skill
set/products
3.
Regular updates to shareholders
2006 Strategic Review - Goals

2006 Strategic Review - Implementation
Q3’07 Q2’07 Q4’07 Q1’07 Q4’06 Q3’06 Q2’06
Phase 3
Phase 2
Phase 1
Update on Q3
Earnings Call
Revenue
Enhancement
Expense
Management
Growth
Investment
20 Week Plan - Underway

Phase 1- Expense Management
•
Align costs with existing levels of revenues to restore
operating margins
•
Make better use of assets (i.e. Portamedic branch offices
and branch office personnel)
•
Complete integration of operations of CED-acquired
companies
•
Enhance operational controls on a Company-wide basis
•
Enhance information technology platform to generate cost
efficiencies
•
Consolidate regional service centers into a national service center
2006 Strategic Review - Implementation
Improving Efficiency

Phase 2 - Revenue Enhancement
•
Seek opportunities for service enhancement and increased
flexibility or pricing
•
Add new services that enable HH to get closer to customers
•
Augment sales & marketing resources dedicated to growth
businesses
•
Continue to expand the business within the CED’s core
customer base
•
Introduce new products and services
2006 Strategic Review - Implementation
Innovating for Critical Customer Need

Phase 3 - Growth Investment
•
Determine an optimal growth strategy based on core
capabilities
•
Screen organic and acquisition opportunities for growth,
profitability and risk
2006 Strategic Review - Implementation
Innovating for Critical Customer Need

Portamedic

infolink

HERITAGE LABS

medicals direct

GROUP

Health information to reduce underwriting risk
Three-to-five-day response time
Unmatched geographic coverage
Electronic information-gathering
Medical history, physician’s statements
Full service call center in Kansas City
National reference laboratory at 65% capacity
FDA approved kit manufacturer
Serves 92% of all UK life assurance companies
Field examinations and walk-in clinics
Unique digital data capture technology
Outsourced underwriting
Over 270,000 cases per year
Health Information Division
MAAS

Services Provided:
• Independent Medical Exams
• Peer Reviews
• Radiology Reviews
• Functional Capacity Evaluations
• Bill Reviews
• National Case Management for IMEs
•
#2 provider in Independent Medical Examination Market
•
Diversified Business Unit – 145,000 IMEs (Independent Medical
Exams)
Claims Evaluation Division
Target Markets:  Auto
No-fault Workers Comp Disability General Liability

James Calver
President and CEO
John Spenser
Executive Vice President
Chief Operations Officer
Michael Shea
Senior Vice President
Chief Financial Officer
Burt Wolder
Senior Vice President
Chief Marketing Officer
Richard D'Alesandro
Senior Vice President
Human Resources
Robert Jewett
Senior Vice President
General Counsel

Revitalized Leadership Team 15

Financial Highlights

Revenue $82.0 $84.4 $77.4 $76.5 $76.8 $75.6 $70.0 $72.0 $74.0 $76.0 $78.0 $80.0 $82.0 $84.0 $86.0 Q1 Q2 Q3 Q4 Q1 Q2 2005 2006 17

Gross Margin % 28.3% 28.1% 23.4% 21.3% 24.1% 24.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 Q2 Q3 Q4 Q1 Q2 2005 2006 18

SG&A Expense
* Above amounts exclude goodwill impairment and restructuring charges.
REV% 22.7%     21.9%       22.6%    27.3%       25.3%     25.4%
$18.6
$18.5
$17.5
$20.9
$19.4
$19.2
$15.0
$16.0
$17.0
$18.0
$19.0
$20.0
$21.0
Q1 Q2 Q3 Q4 Q1 Q2
2005 2006

Operating Income
* Above amounts exclude goodwill impairment and restructuring charges.
$4.6
$5.2
$0.6
($0.9)
($4.6)
($0.4)
($5.0)
($3.0)
($1.0)
$1.0
$3.0
$5.0
1
EPS $0.04        $0.05         $0.00       ($0.05)      ($0.01)      ($0.00)
2005                                                       2006
Q1                Q2                 Q3                Q4       Q1                Q2

(in millions) 6/30/06 12/31/05
Cash & Securities $  4.7 $  11.7
Working Capital 32.2 33.8
Total Assets $160.6 $ 162.3
Short-Term Borrowings - 1.0
Long-Term Debt - -
Shareholders’ Equity 128.1 128.9
Current Ratio 2.0:1 2.0:1
DSOs 51 days 51 days
Period Ending
Balance Sheet

Summary
• Strong business
fundamentals, weak
performance
• Leading provider of
health information
services
• Strong balance sheet
with no debt
• New leadership team…
• …improving efficiency
and…
• …Planning for
innovation based on
customer need

September 2006